United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 15, 2022

Date of Report (Date of earliest event reported)

Lakeshore Acquisition I Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40474	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite A-2F, 555 Shihui Road, Songjiang District, Shanghai, China	201100
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 13816100700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	LAAA	The Nasdaq Stock Market LLC
Warrants	LAAAW	The Nasdaq Stock Market LLC
Units	LAAAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Lakeshore Acquisition I Corp. (together with its successors, the “Purchaser”), LAAA Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Purchaser (the “Merger Sub”), ProSomnus Holdings Inc., a Delaware corporation (“ProSomnus”), HGP II, LLC, a Delaware limited liability company, as the representative of the stockholders of ProSomnus, and RedOne Investment Limited, a British Virgin Islands company, as the representative of the stockholders of Purchaser, and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Purchaser’s securities; (ii) the risk that the transaction may not be completed by Purchaser’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Purchaser; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the business combination agreement by the stockholders of Purchaser, the satisfaction of the minimum cash amount following any redemptions by Purchaser’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the effect of the announcement or pendency of the transaction on ProSomnus’s business relationships, operating results and business generally; (vii) risks that the proposed transaction disrupts current plans and operations of ProSomnus; (viii) the outcome of any legal proceedings that may be instituted against ProSomnus or Purchaser related to the business combination agreement or the proposed transaction; (ix) the ability to maintain the listing of Purchaser’s securities on a national securities exchange; (x) changes in the competitive industries in which ProSomnus operates, variations in operating performance across competitors, changes in laws and regulations affecting ProSomnus’s business and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xii) the risk of downturns in the market and ProSomnus’s industry including, but not limited to, as a result of the COVID-19 pandemic; (xiii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xiv) the inability to complete its convertible debt financing; (xv) the risk of potential future significant dilution to stockholders resulting from lender conversions under the convertible debt financing; and (xvi) risks and uncertainties related to ProSomnus’s business, including, but not limited to, risks relating to the uncertainty of the projected financial information with respect to ProSomnus; risks related to ProSomnus’s limited operating history, the roll-out of ProSomnus’s business and the timing of expected business milestones; ProSomnus’s ability to implement its business plan and scale its business, which includes the recruitment of healthcare professionals to prescribe and dentists to deliver ProSomnus oral devices; the understanding and adoption by dentists and other healthcare professionals of ProSomnus oral devices for mild-to-moderate OSA; expectations concerning the effectiveness of OSA treatment using ProSomnus oral devices and the potential for patient relapse after completion of treatment; the potential financial benefits to dentists and other healthcare professionals from treating patients with ProSomnus oral devices and using ProSomnus’s monitoring tools; ProSomnus’s potential profit margin from sales of ProSomnus oral devices; ProSomnus’s ability to properly train dentists in the use of the ProSomnus oral devices and other services it offers in their dental practices; ProSomnus’s ability to formulate, implement and modify as necessary effective sales, marketing, and strategic initiatives to drive revenue growth; ProSomnus’s ability to expand internationally; the viability of ProSomnus’s intellectual property and intellectual property created in the future; acceptance by the marketplace of the products and services that ProSomnus markets; government regulations and ProSomnus’s ability to obtain applicable regulatory approvals and comply with government regulations, including under healthcare laws and the rules and regulations of the U.S. Food and Drug Administration; and the extent of patient reimbursement by medical insurance in the United States and internationally. A further list and description of risks and uncertainties can be found in Purchaser’s initial public offering prospectus dated June 10, 2021 and in Purchaser’s quarterly reports on Form 10-Q and annual reports on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) subsequent thereto and in the Registration Statement on Form S-4 and proxy statement initially filed with the SEC on June 29, 2022 (the “Registration Statement”), by the Purchaser in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Purchaser, Merger Sub, ProSomnus, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the proposed business combination, Purchaser filed relevant materials with the SEC, including the Registration Statement. The proxy statement and a proxy card will be mailed to stockholders as of a record date to be established for voting at the stockholders’ meeting relating to the proposed transactions. Stockholders will also be able to obtain a copy of the Registration Statement without charge from Purchaser. The Registration Statement may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Purchaser at 667 Madison Avenue, New York, NY 10065.

INVESTORS AND SECURITY HOLDERS OF PURCHASER ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT PURCHASER WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PURCHASER, PROSOMNUS AND THE TRANSACTIONS.

Participants in Solicitation

Purchaser, Merger Sub, ProSomnus, certain stockholders of ProSomnus, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Purchaser common stock in respect of the proposed transaction. Information about Purchaser’s directors and executive officers and their ownership of Purchaser’s ordinary shares is set forth in Purchaser’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential business combination or any other matter and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Purchaser, ProSomnus or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 1.01 Entry into a Material definitive Agreement.

On September 15, 2022, Lakeshore Acquisition I Corp., a Cayman Islands exempted company (together with its successors, the “Company”), ProSomnus Holdings Inc., a Delaware corporation (“ProSomnus”), RedOne Investment Limited, a British Virgin Islands company (the “Sponsor”), and the investor named therein (the “Investor”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”).

Pursuant to the Note Purchase Agreement, the Company and the Investor have agreed, subject to the terms and conditions set forth in the Note Purchase Agreement, that the Company shall issue and sell to the Investor a promissory note (the “Note”) of $310,000 in aggregate principal amount (the “Principal Amount”). On the closing date of the purchase and sale of the Note, the Investor delivered the Note reflecting the Principal Amount and the Investor deposited $300,000 by wire transfer into the specified Company account. Pursuant to the terms of the Note Purchase Agreement, the Sponsor agreed to transfer, and the Company agreed to ensure that the Sponsor shall transfer, to the Investor at the closing of the Company’s initial business combination (as defined in the Company’s initial public offering prospectus (the “Prospectus”), 50,000 founder shares (as defined in the Prospectus)). The transfer of founder shares shall occur, in whole or in part, exclusively upon the sole election of the Investor. The founder shares will be subject to similar registration rights as the founder shares held by the Sponsor.

The foregoing description is qualified in its entirety by reference to the Note Purchase Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 15, 2022, the Company issued the Note to the Investor in accordance with the terms of the Note Purchase Agreement. The Note does not bear interest and the Principal Amount may not be prepaid. The repayment of the Note shall take priority over and be made prior to the repayment of any other loans made by the Company. In accordance with the terms of the Note, the repayment of the Note shall be accelerated upon the occurrence of an Event of Default (as defined in the Note), whereupon the unpaid Principal Amount, and all other amounts payable under the Note, shall become immediately due and payable. The Note may not be assigned or transferred without the prior written consent of the other party thereto. The Company’s obligations under the Note shall survive after the consummation of the Company’s initial business combination and shall be binding on any successors or assigns of the Company following the consummation of any such business combination.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description
10.1	Form of Note Purchase Agreement.
10.2	Form of Promissory Note.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2022

LAKESHORE ACQUISITION I CORP.

By:	/s/ Bill Chen
Name:	Bill Chen
Title:	Chief Executive Officer